                        SEMIANNUAL REPORT APRIL 30, 1999

                                  OPPENHEIMER

                                 Quest Balanced
                                   Value Fund
                                    [PHOTO]

                             [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

3  President's Letter

5  An Interview
   with your Fund's
   Manager

10 Financial
   Statements

27 Officers and
   Trustees

28 Information and
   Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- THE FUND TOOK ADVANTAGE OF COMPELLING VALUES after the stock market declined sharply last fall, and sold or reduced positions that reached full value during the subsequent recovery.

- THE FUND'S FIXED INCOME PORTFOLIO during the period included inflation-indexed U.S. Treasury securities.

CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 4/30/99

CLASS A

Without            With
Sales Chg.(1)      Sales Chg.(2)
---------------------------------
20.19%             13.28%
---------------------------------

CLASS B

Without            With
Sales Chg.(1)      Sales Chg.(2)
---------------------------------
19.89%             14.89%
---------------------------------

CLASS C

Without            With
Sales Chg.(1)      Sales Chg.(2)
---------------------------------
19.85%             18.85%
---------------------------------


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE THE STOCK MARKET CAN BE VOLATILE, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. Class A shares are subject to an annual 0.15% asset-based sales charge while Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                     2  Oppenheimer QuestBalanced Value Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Quest Balanced
Value Fund

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

According to popular belief, the last six months have been particularly favorable for the financial markets.

       The truth of the matter is that it's been a long, uphill struggle for the diversified investor. That's because the stock market's dramatic rise reflects the performance of the Dow Jones Industrial Average, which has been fueled by only a small number of large-capitalization growth stocks and technology companies. In the bond market this year, while many corporate and foreign bonds have provided relatively attractive returns, the first quarter of 1999 was the worst quarter in history for U.S. Treasury securities.(1)

       Recently, though, signs of change have been emerging that confirm the importance of a well-diversified portfolio. While investors focusing on large-cap growth and technology stocks may have achieved superior short-term returns, they may have also dramatically increased their exposure to potential risks. If recent economic and market trends persist, previously out-of-favor stocks may continue to rise.

       Specifically, U.S. economic growth has continued to surpass most analysts' expectations and the breadth of the market's positive performance has begun to widen. This has raised concerns that inflationary pressures may re-emerge. In fact, the Federal Reserve Board recently indicated its readiness to raise short-term interest rates as an inflation-fighting measure. Looking outside of the United States, many foreign economies also appear to be on the mend. The impact of these changes, as it applies to your fund, is discussed more fully inside by your portfolio manager.

                                                                  (over, please)

1. Foreign investing entails higher expenses and risks, such as foreign currency fluctuations, economic and political instability, and differences in accounting standards.


                    3  Oppenheimer Quest Balanced Value Fund

You may also have wondered about the impact of the Year 2000 problem on your investments. While we cannot predict the final outcome, we are pleased that many companies and governments appear to be making progress toward avoiding a major disruption. For our part, OppenheimerFunds is in the advanced stages of our Y2K project, and we have successfully participated in industry-wide tests.

       Meanwhile, we intend to maintain the disciplined investment approach that has been helping Oppenheimer funds shareholders for more than 40 years as they pursue their financial goals. Our longstanding experience has taught us that while investment fads come and go, prudent diversification remains key to successful investing. In fact, it is an essential part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
May 21, 1999


                     4  Oppenheimer Quest Balanced Value Fund

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Jolene Mirenna
Colin Glinsman
(Portfolio Manager)


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DID OPPENHEIMER QUEST BALANCED VALUE FUND PERFORM DURING THE SIX-MONTH PERIOD THAT ENDED APRIL 30, 1999?

We are pleased with the Fund's performance, especially in an environment that has favored growth-oriented stocks over the value-oriented stocks in which we primarily invest. We were able to take advantage of a number of value-oriented opportunities during the market correction that occurred during the third quarter of 1998, and those investments subsequently performed well when their prices rose over the past six months.

WHAT TYPES OF INVESTMENTS DID YOU MAKE DURING LAST YEAR'S MARKET CORRECTION AND SUBSEQUENT RECOVERY?

We invested in a number of growing companies in a variety of different industries that we believed were unfairly punished during last fall's broad market decline. However, not only did we move quickly to acquire these "fallen angels" at or near their lows, we maintained a strict sell discipline to help ensure that we either eliminated or reduced holdings that had, in our opinion, become fully-valued. In several cases, our sell discipline benefited performance by protecting the portfolio when the prices of fully-valued securities subsequently declined. For example, both software developer Computer Associates International, Inc. and a leading food and tobacco company provided attractive gains during the fall of 1998.


                     5  Oppenheimer Quest Balanced Value Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 3/31/99(1)

CLASS A
                     Since
1 year     5 year    Inception
------------------------------
18.79%     21.42%    17.32%
------------------------------

CLASS B
                     Since
1 year     5 year    Inception
------------------------------
20.23%     21.96%    20.02%
------------------------------

CLASS C
                     Since
1 year     5 year    Inception
------------------------------
24.29%     22.02%    20.00%
------------------------------


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

After we trimmed our positions, the stocks' prices fell substantially. We were therefore able to protect the Fund from the full impact of those price declines. As a bonus, we reacquired shares of Computer Associates International, Inc. at a lower cost. Because of adverse developments related to lawsuits, however, we did not reacquire all of the shares of the food and tobacco company which we had sold.

HOW WERE THE FUND'S ASSETS ALLOCATED AMONG STOCKS AND BONDS OVER THE PAST SIX MONTHS?

We have maintained a fairly steady and conservative posture, with our allocation to stocks running between 50% and 60% of total assets. Typically, equities comprise between 50% to 75% of the portfolio. We have generally stayed toward the light side of that range because the stock market has done very well, and we're concerned about high valuations.

       Our fixed income investments, which comprised approximately 30% of the portfolio on April 30, included inflation-linked U.S. Treasury securities, which we believe are more attractive than the bond market as a whole, especially if inflationary pressures re-emerge. We also held a position of high yield bonds during the period.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 11/1/91. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class A shares are subject to an annual 0.15% asset-based sales charge while Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                    6  Oppenheimer Quest Balanced Value Fund

DID YOU MAKE ANY CHANGES TO THE PORTFOLIO'S EXPOSURE TO ANY SPECIFIC INDUSTRIES OR MARKET SECTORS?

Yes. But first, it is important to understand that we select stocks on a company-by-company basis, not according to macroeconomic or industry trends. This "bottom-up" approach did lead us to a number of opportunities in the telecommunications industry, however. Our research suggested that companies such as MCI WorldCom, Inc. and Motorola, Inc. would benefit from higher demand for telecommunication services created by the growth of the Internet and technology.

       MCI WorldCom, Inc. has a terrific long distance network, in our opinion. They are a leader in Internet traffic, and have built local access facilities in the United States and Europe. We believe that profits will improve further when the company completes its restructuring, which should drive its stock price higher.

       Motorola, Inc. is primarily a turn-around story. The stock languished after a series of management errors between 1995 and 1997. In 1998, Motorola moved aggressively to correct its mistakes, and we are optimistic that their cellular telephone business is now positioned to prosper.


                    7  Oppenheimer Quest Balanced Value Fund

ASSET ALLOCATION(2)
[PIE CHART]

- Stocks              53.6%

- Bonds               32.8

- Cash Equivalents    13.6


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS AND THE PORTFOLIO?

While we are cautiously optimistic about the stock and bond markets as a whole, we feel very good about the positioning of the portfolio. In our opinion, many of our holdings continue to represent attractive values, and they appear to be poised for good long-term returns. The portfolio is focused on stocks and bonds in which we have a high degree of confidence, and as value managers, we seek to ensure that the stocks in the portfolio do not become so "mature" that they no longer offer value. We believe that this unwavering focus on value is an important part of what makes OppenheimerFunds The Right Way to Invest.

TOP 10 STOCK HOLDINGS(2)
----------------------------------------------------------------------------
Computer Associates International, Inc.                                7.0%
----------------------------------------------------------------------------
Monsanto Co.                                                           4.3
----------------------------------------------------------------------------
Motorola, Inc.                                                         3.8
----------------------------------------------------------------------------
AMR Corp.                                                              3.3
----------------------------------------------------------------------------
Compaq Computer Corp.                                                  3.2
----------------------------------------------------------------------------
Adaptec, Inc.                                                          3.0
----------------------------------------------------------------------------
Household International, Inc.                                          2.8
----------------------------------------------------------------------------
MCI WorldCom, Inc.                                                     2.4
----------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.                                   2.3
----------------------------------------------------------------------------
Wells Fargo Co.                                                        2.3
----------------------------------------------------------------------------

2. Portfolio is subject to change. Percentages are as of April 30, 1999, and are based on total market value of investments.


                     8  Oppenheimer Quest Balanced Value Fund

FINANCIALS
--------------------------------------------------------------------------------



                     9  Oppenheimer Quest Balanced Value Fund

STATEMENT OF INVESTMENTS April 30, 1999 (Unaudited)

                                                                                                  MARKET VALUE
                                                                                    SHARES        SEE NOTE 1
================================================================================================================
COMMON STOCKS--50.1%
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--6.9%
----------------------------------------------------------------------------------------------------------------
CHEMICALS--4.6%
Hercules, Inc.                                                                        100,000        $ 3,781,250
----------------------------------------------------------------------------------------------------------------
Monsanto Co.                                                                          800,000         36,200,000
                                                                                                     -----------
                                                                                                      39,981,250

----------------------------------------------------------------------------------------------------------------
METALS--2.3%
Freeport-McMoRan Copper & Gold, Inc., Cl. B                                         1,300,000         19,906,250
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.4%
----------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.4%
AlliedSignal, Inc.                                                                    200,000         11,750,000
----------------------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                                  200,000         17,800,000
                                                                                                     -----------
                                                                                                      29,550,000

----------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--6.7%
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: LONG DISTANCE--6.7%
General Semiconductor, Inc.(1)                                                        750,000          5,625,000
----------------------------------------------------------------------------------------------------------------
L.M. Ericsson Telephone Co., Cl. B, ADR                                               600,000         16,200,000
----------------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.(1)                                                                 250,000         20,546,875
----------------------------------------------------------------------------------------------------------------
Sprint Corp. (Fon Group)                                                              150,000         15,384,375
                                                                                                     -----------
                                                                                                      57,756,250

----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.8%
----------------------------------------------------------------------------------------------------------------
BROADCASTING--1.1%
Chancellor Media Corp.(1)                                                             172,200          9,449,475
----------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.7%
McDonald's Corp.                                                                      340,000         14,407,500
----------------------------------------------------------------------------------------------------------------
FINANCIAL--6.7%
----------------------------------------------------------------------------------------------------------------
BANKS--2.2%
Wells Fargo Co.                                                                       450,000         19,434,375
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--4.5%
Citigroup, Inc.                                                                       200,000         15,050,000
----------------------------------------------------------------------------------------------------------------
Household International, Inc.                                                         480,000         24,150,000
                                                                                                     -----------
                                                                                                      39,200,000

----------------------------------------------------------------------------------------------------------------
HEALTHCARE--1.0%
----------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--1.0%
American Home Products Corp.                                                          140,000          8,540,000
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--18.3%
----------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--6.0%
Adaptec, Inc.(1)                                                                    1,050,000         25,265,625
----------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                               1,200,000         26,775,000
                                                                                                     -----------
                                                                                                      52,040,625

                    10  Oppenheimer Quest Balanced Value Fund

                                                                                                  MARKET VALUE
                                                                                    SHARES        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--1.5%
First Data Corp.                                                                      300,000       $ 12,731,250
----------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--7.1%
Cadence Design Systems, Inc.(1)                                                       150,000          2,034,375
----------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc.                                             1,400,000         59,762,500
                                                                                                    ------------
                                                                                                      61,796,875

----------------------------------------------------------------------------------------------------------------
ELECTRONICS--3.7%
Motorola, Inc.                                                                        400,000         32,050,000
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.3%
----------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--3.2%
AMR Corp.(1)                                                                          400,000         27,925,000
----------------------------------------------------------------------------------------------------------------
RAILROADS & TRUCKERS--1.1%
Canadian Pacific Ltd.                                                                 440,000          9,955,000
                                                                                                    ------------
Total Common Stocks (Cost $374,326,861)                                                              434,723,850

================================================================================================================
PREFERRED STOCKS--1.0%
----------------------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Depositary Shares
each representing 0.05 Shares of Step-Up Cum. Cv., Non-Vtg.
(Cost $8,173,336)                                                                     506,400          8,925,300

                                                                                    FACE
                                                                                    AMOUNT
================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--14.2%
----------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Inflationary Bonds, 3.375%, 1/15/07(2)                $ 19,000,000         18,548,426
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflationary Index Nts., 3.875%, 1/15/09(2)                         104,400,000        104,597,949
                                                                                                    ------------
Total U.S. Government Obligations (Cost $122,992,536)                                                123,146,375

================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--18.0%
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--0.7%
----------------------------------------------------------------------------------------------------------------
CHEMICALS--0.7%
IMC Global, Inc., 7.625% Bonds, 11/1/05                                             5,500,000          5,710,660
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.7%
----------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.2%
Raytheon Co., 6.40% Bonds, 12/15/18(3)                                             11,500,000         10,906,611
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.3%
Allied Waste North America, Inc., 7.625% Sr. Nts., Series B, 1/1/06                 9,500,000          9,310,000
----------------------------------------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375% Sr. Nts., 2/1/08                               2,000,000          1,980,000
                                                                                                    ------------
                                                                                                      11,290,000

----------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.2%
Federal-Mogul Corp., 7.375% Nts., 1/15/06(3)                                      10,500,000          10,314,570


                    11  Oppenheimer Quest Balanced Value Fund

                                                                                    FACE          MARKET VALUE
                                                                                    AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--1.0%
----------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--1.0%
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                                  $ 6,000,000       $  5,677,500
----------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05                             2,750,000          2,722,500
                                                                                                    ------------
                                                                                                       8,400,000

----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.4%
----------------------------------------------------------------------------------------------------------------
BROADCASTING--2.4%
USA Networks, Inc., 6.75% Sr. Nts., 11/15/05(3)                                    21,150,000         20,970,267
----------------------------------------------------------------------------------------------------------------
FOOD--0.4%
AmeriServe Food Distribution, Inc., 10.125% Sr. Sub. Nts., 7/15/07(4)               4,000,000          3,260,000
----------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.6%
Playtex Family Products Corp., 9% Sr. Sub. Nts., 12/15/03                           5,500,000          5,678,750
----------------------------------------------------------------------------------------------------------------
FINANCIAL--5.5%
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.5%
Conseco Financing Trust II, 8.70% Unsec. Capital Securities, 11/15/26              22,955,000         21,467,769
----------------------------------------------------------------------------------------------------------------
INSURANCE--3.0%
AFLAC, Inc., 6.50% Sr. Nts., 4/15/09(3)                                            18,500,000         18,252,377
----------------------------------------------------------------------------------------------------------------
Conseco, Inc., 6.80% Unsec. Nts., 6/15/05                                           8,000,000          7,724,616
                                                                                                    ------------
                                                                                                      25,976,993

----------------------------------------------------------------------------------------------------------------
HEALTHCARE--3.7%
----------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--3.7%
PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08(4)                                   6,000,000          6,390,000
----------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
7.625% Sr. Nts., 6/1/08(3)                                                          5,350,000          5,229,625
8% Sr. Nts., 1/15/05                                                               17,500,000         17,675,000
8.625% Sr. Unsec. Nts., 12/1/03                                                     2,500,000          2,550,738
                                                                                                    ------------
                                                                                                      31,845,363
                                                                                                    ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $158,051,123)                                  155,820,983

================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--1.3%
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.3%
----------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.0%
Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04                                         10,000,000          8,537,500
----------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--0.3%
Hyperion Solutions Corp., 4.50% Cv. Unsec. Debs., 3/15/05                          4,000,000           2,740,000
                                                                                                    ------------
Total Convertible Corporate Bonds and Notes (Cost $11,851,183)                                        11,277,500


                    12  Oppenheimer Quest Balanced Value Fund

                                                                                    FACE          MARKET VALUE
                                                                                    AMOUNT        SEE NOTE 1
================================================================================================================
SHORT-TERM NOTES--13.3%(5)
-----------------------------------------------------------------------------------------------------------------
American Express Credit Corp., 4.75%, 5/24/99                                     $ 8,335,000       $  8,309,706
-----------------------------------------------------------------------------------------------------------------
Associates Corp. of North America, 4.78%, 5/17/99                                   8,451,000          8,433,046
-----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 4.65%, 5/3/99-6/1/99                              36,640,000         36,570,437
-----------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.:
4.78%, 6/1/99                                                                      10,400,000         10,357,193
4.83%, 5/3/99                                                                      16,840,000         16,835,481
-----------------------------------------------------------------------------------------------------------------
John Deere Capital Corp., 4.77%, 5/5/99                                            20,000,000         19,989,400
-----------------------------------------------------------------------------------------------------------------
Norwest Financial Corp., 4.80%, 5/27/99                                            15,000,000         14,948,000
                                                                                                    ------------
Total Short-Term Notes (Cost $115,443,263)                                                           115,443,263


-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $790,838,302)                                          97.9%       849,337,271
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                           2.1         18,606,794
                                                                                   ----------       ------------
NET ASSETS                                                                             100.0%       $867,944,065
                                                                                   ==========       ============

1. Non-income producing security.

2. Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $65,673,450 or 7.57% of the Fund's net assets as of April 30, 1999.

4. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

5. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                    13  Oppenheimer Quest Balanced Value Fund

STATEMENT OF ASSETS AND LIABILITIES April 30, 1999 (Unaudited)


================================================================================================================
ASSETS
Investments, at value (cost $790,838,302)--see accompanying statement                               $849,337,271
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     186,565
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                    15,271,504
Interest and dividends                                                                                 5,670,108
Other                                                                                                      7,069
                                                                                                    ------------
Total assets                                                                                         870,472,517

================================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                                  1,277,931
Shares of beneficial interest redeemed                                                                   894,494
Distribution and service plan fees                                                                       159,703
Shareholder reports                                                                                       68,258
Transfer and shareholder servicing agent fees                                                             35,133
Trustees' compensation--Note 1                                                                            11,620
Other                                                                                                     81,313
                                                                                                    ------------
Total liabilities                                                                                      2,528,452

================================================================================================================
NET ASSETS                                                                                          $867,944,065
                                                                                                    ============

================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                                          $    533,177
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                           778,684,001
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                    1,755,363
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                              28,472,555
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                    58,498,969
                                                                                                    ------------
Net assets                                                                                          $867,944,065
                                                                                                    ============

                    14  Oppenheimer Quest Balanced Value Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$420,269,227 and 25,716,338 shares of beneficial interest outstanding)                                    $16.34
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                                  $17.34

----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $322,232,730 and 19,864,869 shares of beneficial interest outstanding)                                 $16.22

----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $125,442,108 and 7,736,499 shares of beneficial interest outstanding)                                  $16.21

See accompanying Notes to Financial Statements.


                    15  Oppenheimer Quest Balanced Value Fund

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 1999 (Unaudited)


================================================================================================================
INVESTMENT INCOME
Interest                                                                                             $ 6,497,263
----------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $3,851)                                                 1,379,712
                                                                                                     -----------
Total income                                                                                           7,876,975

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                2,001,045
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                  503,745
Class B                                                                                                  784,081
Class C                                                                                                  310,721
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                    273,728
----------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                             190,498
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       79,910
----------------------------------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                                            17,113
----------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                               11,159
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                9,571
----------------------------------------------------------------------------------------------------------------
Other                                                                                                     40,182
                                                                                                     -----------
Total expenses                                                                                         4,221,753
Less expenses paid indirectly--Note 4                                                                     (3,517)
                                                                                                     -----------
Net expenses                                                                                           4,218,236

================================================================================================================
NET INVESTMENT INCOME                                                                                  3,658,739

================================================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                                                      29,131,886
Net change in unrealized appreciation or depreciation on investments                                  45,907,975
                                                                                                     -----------
Net realized and unrealized gain                                                                      75,039,861

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $78,698,600
                                                                                                     ===========

See accompanying Notes to Financial Statements.

                    16  Oppenheimer Quest Balanced Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS ENDED    YEAR ENDED
                                                                   APRIL 30, 1999      OCTOBER 31,
                                                                   (UNAUDITED)         1998
===================================================================================================
OPERATIONS
Net investment income                                              $  3,658,739        $  2,923,416
---------------------------------------------------------------------------------------------------
Net realized gain                                                    29,131,886          30,835,570
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                45,907,975           3,887,092
                                                                   ------------        ------------
Net increase in net assets resulting from operations                 78,698,600          37,646,078

===================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                              (2,052,879)         (1,415,504)
Class B                                                                (852,614)           (321,556)
Class C                                                                (349,363)            (96,706)

---------------------------------------------------------------------------------------------------
Distributions from net realized gain:

Class A                                                             (19,068,681)        (10,300,115)
Class B                                                              (8,964,456)         (3,423,832)
Class C                                                              (3,441,414)           (921,807)


===================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                             262,809,630          42,617,372
Class B                                                             245,450,372          29,355,474
Class C                                                              98,176,723          12,351,024

===================================================================================================
NET ASSETS

Total increase                                                      650,405,918         105,490,428
---------------------------------------------------------------------------------------------------
Beginning of period                                                 217,538,147         112,047,719
                                                                   ------------        ------------
End of period (including undistributed net investment
income of $1,755,363 and $1,351,480, respectively)                 $867,944,065        $217,538,147
                                                                   ============        ============


See accompanying Notes to Financial Statements.

                   17  Oppenheimer Quest Balanced Value Fund

FINANCIAL HIGHLIGHTS

                                            CLASS A
                                            -------------------------------------------------------------------
                                            SIX MONTHS
                                            ENDED
                                            APRIL 30,
                                            1999              YEAR ENDED OCTOBER 31,
                                            (UNAUDITED)       1998            1997          1996(1)      1995
================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $15.50          $13.99        $12.48        $10.92        $10.09
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                              .09             .26           .20           .23           .27(2)
Net realized and unrealized gain                  2.82            3.24          2.65          2.05          1.27
                                                ------          ------        ------        ------     ---------
Total income from investment
operations                                        2.91            3.50          2.85          2.28          1.54

----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.15)           (.20)         (.19)         (.22)         (.29)
Distributions from net realized gain             (1.92)          (1.79)        (1.15)         (.50)         (.42)
                                                ------          ------        ------        ------     ---------
Total dividends and distributions to
shareholders                                     (2.07)          (1.99)        (1.34)         (.72)         (.71)

----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $16.34          $15.50        $13.99        $12.48        $10.92
                                                ======          ======        ======        ======     =========

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)             20.19%           27.91%        25.18%        21.84%        16.35%

================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                               $420,269         $135,821       $79,751       $49,322       $37,082
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $255,529         $103,244       $61,618       $43,428       $33,397
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           1.83%(5)          2.07%         1.68%         2.03%         2.60%(4)
Expenses(6)                                     1.50%(5)          1.55%         1.58%         1.90%         1.99%(4)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        43%              165%           89%          124%          130%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Based on average shares outstanding for the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                   18  Oppenheimer Quest Balanced Value Fund

                   CLASS B
---------          ---------------------------------------------------------------------------------------------
                   SIX MONTHS
                   ENDED
                   APRIL 30,
                   1999                YEAR ENDED OCTOBER 31,
1994               (UNAUDITED)         1998               1997             1996(1)         1995         1994
================================================================================================================
   $11.24          $15.40               $13.92            $12.42            $10.88          $10.07        $11.23
----------------------------------------------------------------------------------------------------------------
      .32(2)          .06                  .19               .15               .17             .19(2)        .25(2)
      .55            2.79                 3.20              2.62              2.03            1.28           .56
   ------          ------               ------             -----            ------          ------        ------

      .87            2.85                 3.39              2.77              2.20            1.47           .81

----------------------------------------------------------------------------------------------------------------

     (.32)           (.11)                (.12)             (.12)             (.16)           (.24)         (.27)
    (1.70)          (1.92)               (1.79)            (1.15)             (.50)           (.42)        (1.70)
   ------          ------               ------             -----            ------          ------        ------

    (2.02)          (2.03)               (1.91)            (1.27)             (.66)           (.66)        (1.97)

----------------------------------------------------------------------------------------------------------------
   $10.09          $16.22               $15.40            $13.92            $12.42          $10.88        $10.07
   ======          ======               ======             =====            ======          ======        ======

================================================================================================================

     8.64%          19.89%               27.08%            24.55%            21.07%          15.65%         7.96%

================================================================================================================


  $30,576        $322,233              $60,807           $25,609           $13,175          $7,623        $2,928
----------------------------------------------------------------------------------------------------------------
  $29,112        $159,550              $39,165           $19,230           $10,097          $4,856        $1,586
----------------------------------------------------------------------------------------------------------------

     3.16%(4)        1.22%(5)             1.53%             1.09%             1.40%           1.71%(4)      2.53%(4)
     1.86%(4)        2.09%(5)             2.15%             2.17%             2.53%           2.59%(4)      2.47%(4)
----------------------------------------------------------------------------------------------------------------
      113%             43%                 165%               89%              124%            130%          113%

4. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995, and 2.70% and 2.32%, respectively, for Class A, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994.

5. Annualized.

                   19  Oppenheimer Quest Balanced Value Fund

                                            CLASS C
                                            --------------------------------------------------------------------
                                            SIX MONTHS
                                            ENDED
                                            APRIL 30,
                                            1999         YEAR ENDED OCTOBER 31,
                                            (UNAUDITED)  1998         1997        1996(1)     1995       1994
================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $15.40      $13.92     $12.43      $10.89      $10.07     $11.23
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                              .07         .18        .15         .17         .15(2)     .24(2)
Net realized and unrealized gain                  2.78        3.21       2.62        2.02        1.30        .56
                                                ------      ------     ------      ------      ------     ------
Total income from investment
operations                                        2.85        3.39       2.77        2.19        1.45        .80

----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.12)       (.12)      (.13)       (.15)       (.21)      (.26)
Distributions from net realized gain             (1.92)      (1.79)     (1.15)       (.50)       (.42)     (1.70)
                                                ------      ------     ------      ------      ------     ------
Total dividends and distributions to
shareholders                                     (2.04)      (1.91)     (1.28)       (.65)       (.63)     (1.96)

----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $16.21      $15.40     $13.92      $12.43      $10.89     $10.07
                                                ======      ======     ======      ======      ======     ======

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)              19.85%      27.12%     24.51%      20.97%      15.38%      7.91%


================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                $125,442     $20,910     $6,687      $2,809      $1,828       $455
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $ 63,231     $11,598     $4,724      $2,200      $  968       $298
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             1.21%(5)    1.60%      1.09%       1.40%       1.39%(4)   2.39%(4)
Expenses(6)                                       2.09%(5)    2.15%      2.17%       2.53%       2.88%(4)   2.62%(4)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                          43%        165%        89%        124%        130%       113%


6. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1999, were $657,444,900 and $185,076,787, respectively.

See accompanying Notes to Financial Statements.

                   20  Oppenheimer Quest Balanced Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)


===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Balanced Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.


                   21  Oppenheimer Quest Balanced Value Fund

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 1999, a provision of $8,500 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $11,572 as of April 30, 1999.

-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


                   22  Oppenheimer Quest Balanced Value Fund

===============================================================================
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                          SIX MONTHS ENDED APRIL 30, 1999         YEAR ENDED OCTOBER 31, 1998
                                          -------------------------------         ------------------------------
                                          SHARES            AMOUNT                SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Class A:

Sold                                      18,729,032        $291,451,921           4,356,057        $ 61,783,195
Dividends and
distributions reinvested                   1,357,140          20,143,079             862,256          11,210,143
Redeemed                                  (3,134,925)        (48,785,370)         (2,153,035)        (30,375,966)
                                          ----------        ------------          ----------        ------------
Net increase                              16,951,247        $262,809,630           3,065,278        $ 42,617,372
                                          ==========        ============          ==========        ============
----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                      16,086,457        $248,530,685           2,418,672        $ 34,018,626
Dividends and
distributions reinvested                     627,174           9,251,479             276,040           3,565,995
Redeemed                                    (796,961)        (12,331,792)           (585,932)         (8,229,147)
                                          ----------        ------------          ----------        ------------
Net increase                              15,916,670        $245,450,372           2,108,780        $ 29,355,474
                                          ==========        ============          ==========        ============
----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                       6,523,707        $100,589,604             990,115        $ 14,015,246
Dividends and
distributions reinvested                     240,794           3,550,212              74,668             964,286
Redeemed                                    (386,000)         (5,963,093)           (187,201)         (2,628,508)
                                          ----------        ------------          ----------        ------------
Net increase                               6,378,501        $ 98,176,723             877,582        $ 12,351,024
                                          ==========        ============          ==========        ============

                   23  Oppenheimer Quest Balanced Value Fund

===============================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of April 30, 1999, net unrealized appreciation on investments of $58,498,969 was composed of gross appreciation of $73,817,155, and gross depreciation of $15,318,186.

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.85% of average annual net assets. The Fund's management fee for the six months ended April 30, 1999 was 0.85% of average annual net assets for each class of shares.

        The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 1999, the Manager paid $625,421 to the Sub-Advisor.

        For the six months ended April 30, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $2,598,364, of which $667,888 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $305,005, $5,432,235 and $654,493, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $239,542 and $6,963, respectively. During the six months ended April 30, 1999, OFDI received contingent deferred sales charges of $8,287, $146,360 and $9,001, respectively, upon redemption of Class A, Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $20.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1999, the Fund paid OFS $256,345.

        Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


                   24  Oppenheimer Quest Balanced Value Fund

===============================================================================
The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.15% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to compensate itself for its other expenditures under the Plan. During the six months ended April 30, 1999, OFDI paid $16,200 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $101,320 as compensation for Class A sales commissions and service fee advances, as well as financing costs.

        The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended April 30, 1999, OFDI paid $2,983 and $1,592, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $675,277 and $193,928, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of April 30, 1999, OFDI had incurred excess distribution and servicing costs of $6,227,639 for Class B and $1,118,914 for Class C.


                   25  Oppenheimer Quest Balanced Value Fund

===============================================================================
5. ILLIQUID AND RESTRICTED SECURITIES

As of April 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of April 30, 1999, was $9,650,000, which represents 1.11% of the Fund's net assets.

===============================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

        The Fund had no borrowings outstanding during the six months ended April 30, 1999.

                   26  Oppenheimer Quest Balanced Value Fund

OPPENHEIMER QUEST BALANCED VALUE FUND

A Series of Oppenheimer Quest For Value Funds

===============================================================================
OFFICERS AND TRUSTEES     Bridget A. Macaskill, Chairman of the
                            Board of Trustees and President
                          Paul Y. Clinton, Trustee
                          Thomas W. Courtney, Trustee
                          Robert G. Galli, Trustee
                          Lacy B. Herrmann, Trustee
                          George Loft, Trustee
                          Robert C. Doll, Jr., Vice President
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Andrew J. Donohue, Secretary
                          Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISOR        OppenheimerFunds, Inc.

===============================================================================
SUB-ADVISOR               OpCap Advisors

===============================================================================
DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
SERVICING AGENT

===============================================================================
CUSTODIAN OF              Citibank, N.A.
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT ACCOUNTANTS   PricewaterhouseCoopers LLP

===============================================================================
LEGAL COUNSEL             Gordon Altman Butowsky Weitzen Shalov & Wein

                          The financial statements included herein have been taken from the records of the Fund without examination of the independent accountants. This is a copy of a report to shareholders of Oppenheimer Quest Balanced Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Balanced Value Fund. For material information concerning the Fund, see the Prospectus.

                          Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                   27  Oppenheimer Quest Balanced Value Fund

                            INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
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GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
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[OPPENHEIMERFUNDS LOGO]

RS0257.001.0499 June 29, 1999